UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 28, 2009

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer or Identification No.)

2701 Cambridge Court, Auburn Hills, MI  48326
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(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code

248-370-9900

(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2009, the Company announced its financial results for the second quarter of fiscal year 2009 for the period ending March 31, 2009.  The Company held a conference call to discuss the results on April 28, 2009.  The overview of the financial results provided by the Company’s CEO and CFO is attached as Exhibit 10.63 and the press release concerning the results is attached as Exhibit 10.64.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.63	Financial results overview

10.64	April 28, 2009 Second Quarter FY 2009 Results Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE: April 28, 2009	By: /s/ Daniel V. Iannotti
Daniel V. Iannotti
Vice President, General Counsel & Secretary